American Balanced Fund, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $364,606
------------------ --------------------------------
------------------ --------------------------------
Class B            $39,762
------------------ --------------------------------
------------------ --------------------------------
Class C            $31,736
------------------ --------------------------------
------------------ --------------------------------
Class F            $10,466
------------------ --------------------------------
------------------ --------------------------------
Total              $446,570
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $6,048
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,347
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,852
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $338
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $57
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $133
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,551
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $5,528
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $2,648
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $2,389
------------------ --------------------------------
------------------ --------------------------------
Total              $22,891
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3700
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2547
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2464
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3659
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.3738
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2305
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2333
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3110
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3523
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2486
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2560
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3143
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3659
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4139
-------------------- -------------------------------------------




Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,153,959
------------------ ----------------------------------
------------------ ----------------------------------
Class B            193,884
------------------ ----------------------------------
------------------ ----------------------------------
Class C            172,190
------------------ ----------------------------------
------------------ ----------------------------------
Class F            38,115
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,558,148
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        22,522
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        7,948
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        11,162
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,537
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        388
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          952
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          17,004
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          32,616
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          14,957
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          7,341
------------------ ----------------------------------
------------------ ----------------------------------
Total              116,427
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.29
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.24
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.24
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.27
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.24
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.24
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.25
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.28
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.30
----------------------- -------------------------